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                                        February 26, 1999


PERSONAL AND CONFIDENTIAL

Mr.

Dear:

          In October, 1998 the Company confirmed to you your inclusion in a Retention Bonus Plan (or "Stay Put" Plan) for senior management designed to encourage key executives to continue with the Company during upcoming times that were expected to be both demanding and unpredictable.

          The October Retention Bonus Plan made you eligible to be considered for a possible bonus from a bonus pool; such bonus (if awarded) would be paid in April, 1999 based upon a subjective review of your performance for the six month period October 1, 1998 to March 31, 1999.

          As expected, our Company has been through a demanding and unpredictable time. The Company greatly appreciates the very obvious effort and commitment which has been displayed by all members of senior management since October 1, 1998.

          The Company thanks you most sincerely for your individual effort and your individual commitment as part of the senior management team.

          THE COMPANY IS NOW PLEASED TO NOT ONLY RE-CONFIRM THE OCTOBER RETENTION BONUS PLAN BUT ALSO NOW TO CONFIRM TO YOU ADDITIONAL AND IMPROVED FEATURES OF THE PLAN: a retention bonus entitlement is now guaranteed to you; a further term for the Plan is added; and you are offered a further guaranteed retention bonus for the further term.

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          IN SUMMARY, THE NOW RE-CONFIRMED BUT IMPROVED RETENTION BONUS PLAN
PROVIDES FOR YOU:

(a) 50% of your current base salary will be paid to you promptly after March 31, 1999 as your retention bonus for the period October 1, 1998 to March 31, 1999;

(b) a further term of the Plan will run from March 31 to June 30, 1999 (the "further term");

(c) providing you continue your senior management duties during the further term with the same level of energy and commitment as displayed from October 1, 1998 to March 31, 1999, then on June 30 you will be paid a further retention bonus of 25% of your base salary;

(d) should you have a Severance/Change-in-Control Agreement with the Company and should you have (i) received or (ii) have become eligible for payment prior to August 11, 1999 of a Change in Control "Retention Bonus
     Payment" pursuant to such Agreement, then that Change in Control Retention Bonus Payment will be paid in lieu of the 25% further retention bonus specified in (c) preceding.

          Thank you very much for your continuing loyal and effective service to The Loewen Group.

                                                  Yours truly,



                                                  Robert B. Lundgren
                                                  President and Chief
                                                  Executive Officer

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February 26, 1999



PERSONAL AND CONFIDENTIAL


Mr.

Dear:

          As you may know, in October, 1998 the Company established a Retention Bonus Plan (or "Stay Put" Plan) for senior management designed to encourage specified key executives to continue with the Company during upcoming times that were expected to be both demanding and unpredictable.

          As expected, our Company has been through a demanding and unpredictable time. The Company greatly appreciates the very obvious effort and commitment which you have displayed.

          THE COMPANY IS MOST APPRECIATIVE OF YOUR INDIVIDUAL EFFORT AND YOUR INDIVIDUAL COMMITMENT.

          ACCORDINGLY, THE COMPANY NOW WISHES TO INCLUDE YOU ON A RETENTION OR "STAY PUT" BONUS PLAN COVERING THE PERIOD JANUARY 1 TO JUNE 30, 1999.

          In your individual case, the Retention Bonus Plan provides as follows:

(a) providing you continue your management duties from this date through June 30, 1999 with the same level of energy and commitment as displayed from January 1, 1999 to date, then promptly after June 30 you will be paid a Retention Bonus covering the period January 1 to June 30, 1999;

(b)  the amount of this Retention Bonus will be 50% of your current base salary;

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(c)  should you have a Severance/Change-in-Control Agreement with the Company and should you have (i) received or (ii) have become eligible for payment of a Change in Control "Retention Bonus Payment" prior to August 11, 1999 pursuant to such Agreement, then the Retention Bonus specified in (a) and
     (b) preceding will be reduced to 25% of your base salary, rather than being the 50% of your base salary specified in (b) preceding.

          Thank you very much for your continuing loyal and effective service to The Loewen Group.

                                                  Yours truly,



                                                  Robert B. Lundgren
                                                  President and Chief
                                                  Executive Officer